UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2025

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive

Beaumont, Texas 77705

(Address of principal executive offices, including zip code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Stock Market LLC
Warrants to purchase common stock	MSAIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering

On November 4, 2025, MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with a single institutional investor, pursuant to which the Company agreed to issue and sell (i) 4,595,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 6,100,000 shares of Common Stock (the “Pre-Funded Warrant Shares”) in a registered direct offering (the “Offering”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-284437), and a base prospectus and prospectus supplement relating to the Offering (the “Prospectus Supplement”), in each case filed with the Securities and Exchange Commission. The offering price was $1.35 per share of Common Stock and $1.3499 per Pre-Funded Warrant, which is the price of each share of Common Stock sold in the Offering, minus the $0.0001 exercise price per Pre-Funded Warrant.

The Pre-Funded Warrants have an initial exercise price per share of $0.0001, subject to certain adjustments. The Pre-Funded Warrants may be exercised at any time until exercised in full, except that a holder (together with its affiliates) will not be entitled to exercise any portion of any Pre-Funded Warrant, which, upon giving effect to such exercise would cause the aggregate number of shares of the Company’s Common Stock beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately prior to or after giving effect to the exercise.

The Offering closed on November 5, 2025 and resulted in net proceeds to the Company of approximately $13.6 million, after deducting placement agent fees and other estimated offering expenses payable by the Company. The Company currently intends to use the net proceeds from the Offering for working capital and other general corporate purposes, including driving strategic growth initiatives and continuing to advance the development of the MSAI Connect platform.

The Company engaged Roth Capital Partners, LLC, to serve as the Company’s placement agent in connection with the Offering. The Company agreed to pay Roth Capital Partners, LLC a fee equal to 5.0% of the gross proceeds raised in the Offering from the sale of Common Stock and Pre-Funded Warrants, or an aggregate of approximately $722,000.

The Common Stock Purchase Agreement contains customary representations, warranties and agreements by the Company and indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”). The representations, warranties and covenants contained in the Common Stock Purchase Agreement were made solely for the benefit of the parties to the Common Stock Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Common Stock Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Common Stock Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing descriptions of the terms of the Common Stock Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the forms of such documents, forms of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion of Haynes and Boone, LLP relating to the legality of the issuance and sale of the Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares is also filed with this Current Report on Form 8-K as Exhibit 5.1.

Amendment to Securities Purchase Agreement

In connection with the Offering, on November 4, 2025, the Company and certain investors party to that certain Securities Purchase Agreement, dated October 24, 2025 (the “Securities Purchase Agreement”), entered into an amendment to the Securities Purchase Agreement (the “Amendment”) to permit the Offering.

The foregoing description of Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 4, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Haynes and Boone, LLP
10.1*	Form of Common Stock Purchase Agreement, dated as of November 4, 2025
10.2	Form of Amendment No. 1 to Securities Purchase Agreement, dated November 4, 2025
23.1	Consent of Haynes and Boone, LLP (contained in Exhibit 5.1)
99.1	Pricing Press Release of MultiSensor AI Holdings, Inc., dated November 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: November 5, 2025	By:	/s/ Robert Nadolny
	Name:	Robert Nadolny
	Title:	Chief Financial Officer and Secretary